Exhibit 10.2

PNC EQUIPMENT FINANCE, LLC

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of the 20th day of September, 2013, by and between PNC EQUIPMENT FINANCE, LLC (“Lender”) and STELLARIS LLC and Q3 CONTRACTING, INC. (hereinafter individually and collectively, “Borrower”).

Borrower is desirous of obtaining a loan from Lender and Lender is willing to make the loan to Borrower upon the terms and conditions set forth herein.

Capitalized terms used herein without definition shall have the meanings assigned to them in Schedule A attached hereto and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                      ADVANCE OF LOAN.

(a)                                 The Loan.  On the terms and conditions hereinafter set forth, the parties agree that Lender shall lend to Borrower certain sums (the “Loan”) on the terms specified herein.  Time is of the essence.

(b)                                 Promissory Note.  The obligation to repay the Loan hereunder shall be evidenced by one or more promissory notes payable by Borrower to the order of Lender in form and substance satisfactory to Lender (hereinafter collectively referred to as the “Promissory Note”).

(c)                                  Expiration of Commitment.  The obligation of Lender to make the Loan herein shall expire on November 30, 2013; provided, however, that such obligation shall terminate (at Lender’s option) upon the occurrence of any Default or of any event which, with the giving of notice or lapse of time, or both, would become a Default hereunder.

(d)                                 Single Loan.  The Loan and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

2.                                      PAYMENTS AND PREPAYMENT OF LOAN.

(a)                                 Principal Payment.  On each Payment Date, Borrower shall pay the aggregate principal payments owed with respect to the Loan as set forth in the Promissory Note; provided, however, on the Stated Maturity Date or date of acceleration of the Loan, Borrower shall repay in full the aggregate of then outstanding principal amount of the Loan plus all accrued and unpaid interest thereon, any Prepayment Fee applicable to the Loan and all other amounts owed hereunder and under each Loan Document related to the Loan.  Borrower shall pay accrued interest on the Loan on each Payment Date as provided in Section 2(d) hereof.

(b)                                 Prepayment.  Borrower shall have the right, on a Payment Date  upon thirty (30) days’ prior written notice to Lender, to prepay all (but not less than all) of the Loan.  If Borrower exercises its right of prepayment, Borrower shall pay to Lender the outstanding principal amount of the Loan, all accrued interest thereon, all other amounts owed under any Loan Document and any applicable Prepayment Fee, none of which shall be refundable.

(c)                                  Acceleration.  Upon any acceleration of the Loan pursuant to this Agreement or any other Loan Document, Borrower shall immediately repay all (or if only a portion is accelerated thereunder, such portion of) the Loan then outstanding, including all accrued and unpaid interest thereon, plus the aggregate Prepayment Fee for the Loan and all other amounts owed under the Loan Documents.

(d)                                 Interest.  Borrower shall pay interest to Lender on the aggregate outstanding principal balance of the Loan at the rate specified in the Promissory Note (the “Loan Rate”).  In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  Interest shall be payable on the outstanding principal amount of the Loan on each Payment Date.  If any payment due hereunder is not received within ten (10) days of its due date, Borrower shall pay a late charge equal to five (5) percent of the amount in arrears.

(e)                                  Default Rate.  Effective upon the occurrence of any Default and for so long as any Default shall be continuing, the Loan Rate shall automatically be increased by two (2) percent per annum (such increased rate, the “Default Rate”), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Default at the Default Rate applicable to such Obligations.

(f)                                   Payment Date.  If any interest or any other payment to Lender under this Agreement becomes due and payable on a day other than a Business Day, such Payment Date shall be extended to the next succeeding Business Day (unless such next succeeding Business Day is in the next calendar month, in which case such payment date shall be the immediately preceding Business Day) and interest thereon shall be payable at the then applicable rate during such extension.

(g)                                  Payment.  Borrower shall make each payment under this Agreement without set-off, counterclaim or deduction and free and clear of all Taxes to such account or address as Lender shall specify from time to time in writing.  If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it could have received had no such deductions been made.

(h)                                 Application of Payments.  Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable.  Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made advances on behalf of Borrower for:  (1) payment of all fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (2) the payment, performance or satisfaction of any of Borrower’s obligations with respect to preservation of the Collateral, or (3) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such advance causes the outstanding balance of the Loan to exceed the Maximum Amount and Borrower agrees to repay immediately, in cash, any amount by which the Loan exceeds the Maximum Amount.

(j)                                    Funding Losses.  In the event of (1) the payment or prepayment of any principal of the Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default), or (2) the failure by Borrower to borrow or prepay the Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, Lender shall promptly notify Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate Lender as a result of such event, and Borrower shall compensate Lender within three (3) Business Days after such written notice from Lender for any loss, cost or expense attributable to such event.  Such notice shall, in absence of manifest error, be conclusive and binding on Borrower.

3.                                      SECURITY.  As security for the payment as and when due of the indebtedness of Borrower to Lender hereunder and under the Promissory Note (and any renewals, extensions and modifications thereof) and under any other agreement or instrument, both now in existence and hereafter created (as the same may be renewed, extended or modified), and the performance as and when due of all other Obligations of Borrower to Lender, both now in existence and hereafter created (as the same may be renewed, extended or modified), Borrower hereby grants to Lender a [purchase money] security interest in the items of equipment described on the collateral schedule(s) in form and substance satisfactory to Lender (hereinafter collectively referred to as the “Collateral Schedule”) now or hereafter executed in connection with the Promissory Note, and all replacements, substitutions and exchanges therefor and thereof and accessions thereto (the “Equipment”) and any and all Proceeds thereof (the “Collateral”).  Borrower agrees that, with respect to the Collateral, Lender shall have all of the rights and remedies of a secured party under the UCC.  Borrower hereby authorizes Lender to file UCC financing statements (“UCC Statements”) describing the Collateral.  Without Lender’s prior written consent, Borrower agrees not to file any corrective or termination statements or partial releases with respect to any UCC Statements filed by Lender pursuant to this Agreement.

4.                                      CONDITIONS PRECEDENT TO LENDER’S OBLIGATION.  The obligation of Lender to make the Loan as set forth in Section 1 hereof is expressly conditioned upon compliance by Borrower, to the reasonable satisfaction of Lender and its counsel, of the following conditions precedent:

(a)                                 Initial Advance.  Concurrently with the execution hereof, or on or prior to the first date on which Lender is to advance the Loan hereunder, Borrower shall cause to be provided to Lender the following:

(1)                                 Resolutions of the [Board of Directors/ managing body] or validly authorized Executive Committee of Borrower, certified by the Secretary or an Assistant Secretary of Borrower, duly authorizing the borrowing of funds hereunder and the execution, delivery and performance of this Agreement, the Promissory Note and all related instruments and documents.

(2)                                 An opinion of counsel for Borrower satisfactory as to form and substance to Lender, as to each of the matters set forth in sub-parts (a) through (e) of Section 5 hereof  and as to such other matters as Lender may reasonably request.

(3)                                 An Agreement of Guaranty in form and substance satisfactory to Lender (hereinafter referred to as the “Guaranty”) duly executed by or on behalf of Primoris Services Corporation (hereinafter referred to as “Guarantor”).

(4)                                 Resolutions of the Board of Directors or validly authorized Executive Committee of Guarantor, certified by the Secretary or an Assistant Secretary of Guarantor, duly authorizing the undertaking to guarantee Borrower’s obligations hereunder and the execution, delivery and performance of the Guaranty.

(5)                                 An opinion of counsel for Guarantor satisfactory as to form and substance to Lender, as to each of the matters set forth in sub-parts (a), (b), (d) and (e) of Section 4 of the Guaranty and as to such other matters as Lender reasonably may request.

(b)                                 Each Advance.  On each date on which Lender is to advance funds hereunder,

(1)                                 Borrower shall cause to be provided to Lender the following:

a.                                      A certificate executed by the Secretary or an Assistant Secretary of Borrower, certifying that the representations and warranties of Borrower contained herein remain true and correct as of such date, and that no Default or event which, with the giving of notice or the lapse of time, or both, would become a Default hereunder, has then occurred.

b.                                      Evidence satisfactory to Lender as to due compliance with the insurance provisions of Section 6(f) hereof.

c.                                       Photocopies of the invoice(s) or other evidence reasonably satisfactory to Lender and its counsel, related to the acquisition cost of the Equipment to which such advance of the Loan relates[; and, if requested by Lender, an appraisal of such Equipment in form and substance, and by an appraiser, acceptable to Lender].

d.                                      A Collateral Schedule describing the Equipment to which such advance of the Loan relates.

e.                                       A Pay Proceeds Authorization in the amount of the Loan to be advanced on such date, duly executed on behalf of Borrower.

f.                                        A Promissory Note in the amount of the Loan to be advanced on such date, duly executed on behalf of Borrower, pursuant to Section 1 hereof.

g.                                       Such documents and instruments as reasonably may be required by Lender to note Lender as the registered lienholder on the certificate of title (the “Title Lien Notation Documents”) with respect to the Equipment to which such advance of the Loan relates.

(2)                                 Such filings shall have been made and other actions taken as reasonably may be required by Lender and its counsel to perfect a valid, first priority purchase money security interest granted by Borrower to Lender with respect to the Collateral.

(3)                                 No Default or event which, with the giving of notice or lapse of time, or both, would become a Default hereunder, shall have occurred.

(4)                                 No event shall have occurred which could have a Material Adverse Effect.

5.                                      REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that:

(a)                                 Business Existence.  Borrower has the form of business organization, and is and will remain duly organized and validly existing in good standing under the laws of the jurisdiction, specified below the signature of Borrower; and is duly qualified and authorized to transact business and is in good standing wherever necessary to perform its obligations under the Loan Documents, including each jurisdiction in which the Collateral is to be located.

(b)                                 Requisite Power and Authority.  Borrower has the requisite power and authority to own or hold under lease its properties and to enter into and perform its obligations hereunder; and the borrowing hereunder by Borrower from Lender, the execution, delivery and performance of the Loan Documents, (1) have been duly authorized by all necessary action consistent with Borrower’s form of organization; (2) do not require any approval or consent of any stockholder, member, partner, trustee or holders of any indebtedness or obligations of Borrower except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Borrower, or the organizational documents of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien or encumbrance upon the property of Borrower under any agreement to which Borrower is a party or by which it or its property is bound.

(c)                                  No Consents or Approvals.  Neither the execution and delivery by Borrower of the Loan Documents, nor the consummation of any of the transactions by Borrower contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal, state or foreign governmental authority or agency, except as provided herein.

(d)                                 Enforceability.  This Agreement constitutes, and all other Loan Documents when entered into will constitute, the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms hereof and thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or affecting the enforcement of creditors’ rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein and therein.

(e)                                  Litigation.  There are no pending or threatened actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect.  Further, Borrower is not in default under any material obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have a Material Adverse Effect.

(f)                                   Not Real Property Fixtures.  Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures.

(g)                                  Validity and Priority of Security Interest.  Upon payment in full of the acquisition cost of the Equipment, Borrower will have good and marketable title to the Equipment, free and clear of all Liens and encumbrances (excepting only the Lien of Lender).  Upon the last to occur of: (1) delivery of an item of Equipment, (2) payment to the vendor of the acquisition cost of such item of the Equipment, (3) advance by Lender to Borrower of the Loan relating to such item of the Equipment, and (4) filing in the appropriate public office of a UCC financing statement naming Borrower as debtor, and Lender as secured party, and describing such item of the Equipment, and (5) filing in the appropriate public office of the Title Lien Notation Documents with respect to such Equipment,

Lender will have a valid, perfected, first priority purchase money security interest in such item of the Equipment.

(h)                                 Financial Statements.  The financial statements of Borrower (copies of which have been furnished to Lender) have been prepared in accordance with GAAP, and fairly present Borrower’s financial condition and the results of Borrower’s operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no Material Adverse Effect on such conditions or operations.

(i)                                     Tax Returns and Payments.  Borrower has filed or has caused to have been filed all federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP.  To the extent Borrower believes it advisable to do so, Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

(j)                                    No Violation of Law.  Borrower is not in violation of any law, ordinance, governmental rule or regulation to which it is subject and the violation of which would have a Material Adverse Effect, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business.

(k)                                 Use of Proceeds.  None of the proceeds of the Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any “margin security” or “margin stock” within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”) or for any other purpose which might make the transactions contemplated herein a “purpose credit” within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

(l)                                     Business Information.  The legal name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number of Borrower, specified on the signature page hereof, are true and correct.  Within the previous six (6) years, Borrower has not changed its name, done business under any other name, or merged or been the surviving entity of any merger, except as disclosed to Lender in writing.

(m)                             ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other existing ERISA Events, could reasonably be expected to result in a liability of Borrower of more than the Minimum Actionable Amount.  The present value of all accumulated benefit obligations of Borrower under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than the Minimum Actionable Amount, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Account Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such underfunded Plans by more than the Minimum Actionable Amount.  Neither Borrower nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability in excess of the Minimum Actionable Amount.

(n)                                 Full Disclosure.  No information contained in any Loan Document, the financial statements or any written statement furnished by or on behalf of Borrower under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

6.                                      COVENANTS OF BORROWER.  Borrower covenants and agrees as follows:

(a)                                 Application of Proceeds.  The proceeds of the Loan will be used exclusively for business or commercial purposes to finance the acquisition of the Equipment and/or to reimburse Borrower with respect to the acquisition cost of the Equipment.

(b)                                 Use of Collateral.  Borrower shall locate and use the Equipment solely in the Continental United States and in the conduct of its business and in a careful and proper manner; shall not permanently discontinue use of the Equipment.

(c)                                  Titling and Registration;  No Sale or Further Encumbrance.

If any of the Equipment are titled vehicles, Borrower shall cause such Equipment to be titled in the name of Borrower and shall deliver to Lender the original certificate of title with respect to the Equipment, promptly upon receipt thereof.  Borrower shall cause the Equipment to be registered in the name of Borrower, and shall take all actions as reasonably may be required to maintain such registration of the Equipment in the name of Borrower.

Borrower shall not dispose of or further encumber its interest in the Collateral without the prior written consent of Lender.  Borrower shall maintain the Equipment free from all claims, Liens and legal processes of creditors of Borrower other than Liens (1) for fees, taxes, or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of the Equipment or any interest therein); (2) Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens arising by operation of law incurred by Borrower in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such contest does not involve any substantial danger of the sale, forfeiture or loss of the Equipment or any interest therein); and (3) Liens arising out of any judgments or awards against Borrower which have been adequately bonded to protect Lender’s interests or with respect to which a stay of execution has been obtained pending an appeal or a proceeding for review (“Permitted Liens”).  Borrower shall notify Lender immediately upon receipt of notice of any Lien, attachment or judicial proceeding affecting the Equipment in whole or in part.

(d)                                 Fees and Taxes; Maintenance.  Borrower, at its own expense, will pay or cause to be paid all taxes and fees relating to the ownership and use of the Equipment and will keep and maintain, or cause to be kept and maintained, the Equipment in accordance with the manufacturer’s recommended specifications, and in as good operating condition as on the date of execution hereof (or on the date on which acquired, if such date is subsequent to the date of execution hereof), ordinary wear and tear resulting from proper use thereof alone excepted, and will make all modifications and improvements to the Equipment as are required by Applicable Law; and will provide all maintenance and service and make all repairs necessary for such purpose.

(e)  Loss or Damage.  Borrower shall advise Lender in writing within ten (10) days of the occurrence of any material damage, loss, theft, destruction or governmental confiscation or appropriation of any item of the Equipment (an “Event of Loss”) and of the circumstances and extent of such Event of Loss.  Within thirty (30) days after receipt of notice from Lender, Borrower shall (at Lender’s option) either:  (1) replace the item of Equipment having suffered the Event of Loss with equipment which is free and clear of all Liens and has a value and utility at least equal to the item of Equipment having suffered the Event of Loss, and such replacement equipment shall immediately be deemed “Equipment” hereunder and subject to the security interest granted by Borrower herein; or (2) prepay the Obligations to the extent attributable to the unpaid portion of the Obligations funded with respect to the item of Equipment having suffered the Total Loss (as reasonably determined by Lender).  If any item of Equipment is damaged and such damage can be repaired, Borrower shall (at its expense) promptly effect such repairs.  Proceeds of insurance shall be paid to Lender with respect to such reparable damage to the Equipment and shall, at the election of Lender, be applied either to the repair of the Equipment by payment by Lender directly to the party completing the repairs, or to the reimbursement of Borrower for the cost of such repairs; provided, however, that Lender shall have no obligation to make such payment or any part thereof until receipt of such evidence as Lender shall deem satisfactory that such repairs have been completed, and further provided that Lender may apply such proceeds to the payment of any installment or other sum due or to become due under this Agreement if at the time such proceeds are received by Lender there shall have occurred and be continuing any Default or Event of Default.  All accessories, parts and replacements for or which are added to or become attached to the Equipment shall immediately be deemed incorporated in the Equipment and subject to the security interest granted by Borrower herein.  Upon reasonable advance notice, Lender shall have the right to inspect the Equipment and all maintenance records thereto, if any, at any reasonable time.

(f)                                   Personal Property.  The parties intend that the Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property, and Borrower shall obtain and deliver to Lender (to be recorded at Borrower’s expense) from each Person having an interest in or Lien on the property (the “Premises”) where the Equipment is to be located, waivers of any Lien, encumbrance or interest which such Person might have or hereafter obtain or claim with respect to the Equipment.

(g)                                  Insurance.  At its own expense, Borrower shall keep the Equipment or cause it to be kept insured for comprehensive and collision coverage and

against loss or damage due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for the full replacement value thereof.  All insurance for loss or damage shall provide that losses, if any, shall be payable to Lender under a lender’s loss payee endorsement.  The proceeds of such insurance payable as a result of loss of or damage to the Equipment shall be applied, at Lender’s option, (x) toward the replacement, restoration or repair of the Equipment which may be lost, stolen, destroyed or damaged, or (y) toward payment of the balance outstanding on the Promissory Note or the Obligations.  In addition, Borrower shall also carry public liability insurance, both personal injury and property damage.  All insurance required hereunder shall be in form and amount and with companies satisfactory to Lender.  Borrower shall pay or cause to be paid the premiums therefor and deliver to Lender evidence satisfactory to Lender of such insurance coverage.  Borrower shall cause to be provided to Lender, prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lender of renewal or replacement coverage.  Each insurer shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to Lender, that (1) it will give Lender thirty (30) days’ prior written notice of the effective date of any material alteration or cancellation of such policy; and (2) insurance as to the interest of any named loss payee other than Borrower shall not be invalidated by any actions, inactions, breach of warranty or conditions or negligence of Borrower with respect to such policy or policies.

(h)                                 Further Assurances.  Borrower shall promptly and duly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender may from time to time reasonably request in order to carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder; including, without limitation, the execution and delivery of any document reasonably required, and payment of all necessary costs to record such documents (including payment of any documentary or stamp tax), to perfect and maintain perfected the security interest granted under this Agreement.

(i)                                     Notices to Lender.  Borrower shall provide written notice to Lender: (1) not less than thirty (30) days prior to any contemplated change in the name, the jurisdiction of organization, or address of the chief executive office, of Borrower or of Borrower’s organizational structure such that a filed financing statement would become seriously misleading (within the meaning of the UCC); and (2) promptly upon the occurrence of any event which constitutes a Default (as hereinafter defined) hereunder or which, with the giving of notice, lapse of time or both, would constitute a Default hereunder.

(j)                                    Delivery of Financial Information.  Borrower shall furnish Lender (1) within one hundred twenty (120) days after the end of each fiscal year of Borrower, its annual internally prepared financial statements; (2) within sixty (60) days after the end of each quarter of Borrower’s fiscal year, its internally prepared quarterly financial statements as at the end of such quarter.  Upon the written request of Lender, Borrower will deliver to Lender any additional information reasonably requested by Lender relating to the Collateral and/or the general financial condition of Borrower.

(k)                                 Notice of Bankruptcy.  Borrower shall provide written notice to Lender of the commencement of proceedings under the Federal bankruptcy laws or other insolvency laws (as now or hereafter in effect) involving Borrower as a debtor.

(l)                                     Bank Secrecy Act, etc.  (1) Borrower has been advised by Lender that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by Lender, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Borrower executes this Agreement, Lender may ask for Borrower’s name and address, the date of birth of the officers executing this Agreement, and other information that will allow Lender to identify Borrower; and that Lender may also ask to see the driver’s license or other identifying documents of the officers of Borrower executing this Agreement. (2)  Borrower is and will remain in full compliance with all Applicable Laws.  (e)  As of the date of this Agreement, as of the date of each advance of the Loan pursuant to this Agreement, and at all times that any obligations exist hereunder: (1) neither Borrower nor any guarantor, or any other obligor of the obligations created hereunder (together, the “Obligor”) (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (2) the Loan made under this Agreement will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country; and (3) each Obligor is in compliance with, and no Obligor engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time.  As used herein: “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

(m)                             Indemnification.  Borrower shall indemnify (on an after-tax basis) and defend Lender, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral (other than such as may result from the gross negligence or willful misconduct of Lender, its successors and assigns, and their respective directors, officers and employees). The obligations of Borrower under this Section 6(l) shall survive the expiration of the term of this Agreement.

7.                                      DEFAULT.  A default shall be deemed to have occurred hereunder (“Default”) upon the occurrence of any of the following:  (a) non-payment of an installment of principal and/or interest due under the Promissory Note within ten (10) days of the applicable payment date; (b) non-payment of any other Obligation within five (5) days after it is due; (c) failure to maintain, use or operate the Equipment in compliance with Applicable Law; (d) failure to obtain, maintain and comply with all of the insurance coverages required under this Agreement; (e) any transfer or encumbrance, or the existence of any Lien, that is prohibited by this Agreement; (f) a payment or other default by Borrower or its Affiliates under any loan, lease, guaranty or other financial obligation to Lender or its Affiliates which default entitles the other party to such obligation to exercise remedies; (g) a payment or other default by Borrower or its Affiliates under any material loan, lease, guaranty or other material financial obligation to any third party which default has been declared; (h) an inaccuracy in any representation or breach of warranty by Borrower (including any false or misleading representation or warranty) in any financial statement or Loan Document, including any omission of any substantial contingent or unliquidated liability or claim against Borrower; (i) the failure by Borrower generally to pay its debts as they become due or its admission in writing of its inability to pay the same, or the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against Borrower or any of its properties or business (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Agreement or any other Loan Document in any such proceeding; (j) Borrower shall (1) enter into any transaction of merger or consolidation where Borrower is not the surviving entity (such actions being referred to as an “Event”), unless the surviving entity is organized and existing under the Laws of the United States or any state, and prior to such Event: (A) such Person executes and delivers to Lender (x) an agreement satisfactory to Lender, in its sole discretion, containing such Person’s effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Borrower’s Obligations having previously arisen, or then or thereafter arising, under any and all of the Loan Documents, and (y) any and all other documents, agreements, instruments, certificates, opinions and filings requested by Lender; and (B) Lender is satisfied as to the creditworthiness of such Person, and as to such Person’s conformance to the other standard criteria then used by Lender when approving transactions similar to the transactions contemplated in this Agreement; (2) cease to do business as a going concern, liquidate, or dissolve; or (3) sell, transfer, or otherwise dispose of all or substantially all of its assets or property; (k) if Borrower is privately held and effective control of Borrower’s voting capital stock/membership interests/partnership interests, issued and outstanding from time to time, is not retained by the present holders (unless Borrower shall have provided thirty (30) days’ prior written notice to Lender of the proposed disposition and Lender shall have consented thereto in writing); (l) if Borrower is a publicly held corporation and there is a material change in the ownership of Borrower’s capital stock, unless Lender is satisfied as to the creditworthiness of Borrower and as to Borrower’s conformance to the other standard criteria then used by Lender for such purpose immediately thereafter; (m) there occurs a default or anticipatory repudiation under any guaranty executed in connection with this Agreement; (n) failure to satisfy the requirements of any financial covenants set forth in this Agreement; or (o) breach by Borrower of Section 6(l) of this Agreement; or (p) breach by Borrower of any other covenant, condition or agreement (other than those in items (a)-(o)) under this Agreement or any of the other Loan Documents that continues for thirty (30) days after Lender’s written notice to Borrower (but such notice and cure period will not be applicable unless such breach is curable by practical means within such notice period).

The occurrence of a Default with respect to any Promissory Note shall, at the sole discretion of Lender (as set forth in a written declaration to Borrower), constitute a Default with respect to any or all of the other Promissory Notes.  Notwithstanding anything to the contrary set forth herein, Lender or its assignee(s) (as applicable) may exercise all rights and remedies hereunder or under a Promissory Note independently with respect to each Promissory Note and/or with respect to the Collateral collateralizing such Promissory Note.

8.                                      REMEDIES.  Upon the occurrence of a Default hereunder, Lender may, at its option, declare this Agreement to be in default with respect to any or all of the Promissory Notes, and at any time thereafter may do any one or more of the following, all of which are hereby authorized by Borrower:

(a)                                 Rights and Remedies.  If any Default shall occur and be continuing, Lender may declare the unpaid principal amount of the Promissory Note together with accrued and unpaid interest thereon, and all other Obligations then outstanding to be immediately due and payable, whereupon the same shall become and be forthwith due and payable by Borrower to Lender, without presentment, demand, protest or notice of any kind, all of which are expressly waived by Borrower; provided, that, in the case of any Default referred to in Section 7(i), the unpaid principal amount of the Promissory Note together with accrued and unpaid interest thereon, and all other Obligations then outstanding shall be automatically and immediately due and payable by Borrower to Lender without notice, presentment, demand, protest or other action of any kind, all of which are expressly waived by Borrower.  Upon the occurrence and during the continuation of any Default, then in each and every case, Lender shall be entitled to exercise any and all rights and remedies of a secured party under the UCC in effect in any applicable jurisdiction at the date of this Agreement and in addition to those rights, at its sole discretion, may require Borrower (at Borrower’s sole expense) to forward promptly any or all of the Collateral to Lender at such location as shall reasonably be required by Lender, or enter upon the premises where any such Collateral is located (without obligation for rent) and take immediate possession of and remove the Collateral by summary proceedings or otherwise, all without liability from Lender to Borrower for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise.

(b)                                 Disposition of Collateral.  Subject to any right of Borrower to redeem the Collateral, sell, lease or otherwise dispose of any or all of the Collateral in a commercially reasonable manner at public or private sale with notice to Borrower (the parties agreeing that ten (10) days’ prior written notice shall constitute adequate notice of such sale) at such price as it may deem best, for cash, credit, or otherwise, with the right of Lender to purchase and apply the proceeds:

First, to the payment of all expenses and charges, including the expenses of any sale, lease or other disposition, the expenses of any taking, attorneys’ fees, court costs and any other expenses incurred or advances made by Lender in the protection of its rights or the pursuance of its remedies, and to provide adequate indemnity to Lender against all taxes and Liens which by law have, or may have, priority over the rights of Lender to the monies so received by Lender;

Second, to the payment of the Obligations; and

Third, to the payment of any surplus thereafter remaining to Borrower or to whosoever may be entitled thereto;

and in the event that the proceeds are insufficient to pay the amounts specified in clauses “First” and “Second” above, Lender may collect such deficiency from Borrower.

(c)                                  Other Rights and Remedies.  Lender may exercise any other right or remedy available to it under the Loan Documents or Applicable Law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Agreement in whole or in part.

(d)                                 Costs and Expenses; No Remedy Exclusive.  In addition, Borrower shall be liable for any and all unpaid additional sums due hereunder or under the Promissory Note, before, after or during the exercise of any of the foregoing remedies; for all reasonable legal fees and other reasonable costs and expenses incurred by reason of any Default or of the exercise of Lender’s remedies with respect thereto.  No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.  Borrower hereby waives any and all existing or future claims to any offset against the sums due hereunder or under the Promissory Note and agrees to make the payments regardless of any offset or claim which may be asserted by Borrower or on its behalf in connection with this Agreement.

(e)                                  No Waiver.  The failure of Lender to exercise, or delay in the exercise of, the rights granted hereunder upon any Default by Borrower or its Affiliates shall not constitute a waiver of any such right upon the continuation or recurrence of any such Default.  Lender may take or release other security; may release any party primarily or secondarily liable for the Obligations; may grant extensions, renewals or indulgences with respect to the Obligations and may apply any other security therefor held by it to the satisfaction of the Obligations without prejudice to any of its rights hereunder.

9.                                      NOTICES.  All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, personally delivered, sent by overnight courier service, sent by facsimile telecopier, or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such parties or at such other addresses as such parties shall from time to time designate in writing to the other parties; and shall be effective from the date of receipt.  NOTWITHSTANDING THE FOREGOING, COMMUNICATIONS CONCERNING DISPUTED DEBTS HEREUNDER, INCLUDING AN INSTRUMENT TENDERED AS FULL SATISFACTION OF A DEBT HEREUNDER, ARE TO BE SENT TO:  2713 FOREST HILLS ROAD, BUILDING B, WILSON, NORTH CAROLINA  27893-4432, ATTN:  EQUIPMENT FINANCE SERVICING.

10.                               LENDER’S RIGHT TO PERFORM FOR BORROWER.  (a) Performance and Reimbursement. If Borrower fails to perform or comply with any of its agreements contained herein, Lender shall have the right, but shall not be obligated, to effect such performance or compliance, and the amount of any out-of-pocket expenses and other reasonable expenses of Lender thereby incurred, together with interest thereon at the Default Rate, shall be due and payable by Borrower upon demand.

(b) Power of Attorney. Borrower hereby appoints Lender as Borrower’s attorney-in-fact (which power shall be deemed coupled with an interest) to execute, endorse and deliver any deed, conveyance, assignment or other instrument in writing as may be required to vest in Lender any right, title or power which by the terms hereof are expressed to be conveyed to or conferred upon Lender, including, without limitation, real property waivers, and documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required hereby, but only to the extent that the same relates to the Collateral.

11.                               SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon the successors of Borrower.  The rights and obligations of Borrower under this Agreement may not be assigned or delegated.  Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender’s rights and obligations hereunder, in the Promissory Notes, in the Collateral and/or the Obligations held by it to others at any time and from time to time; and Lender may disclose to any such purchaser, assignee, transferee or participant (the “Participant”), or potential Participant, this Agreement and all information, reports, financial statements and documents executed or obtained in connection with this Agreement which Lender now or hereafter may have relating to the Loan, Borrower, or the business of Borrower.  Borrower hereby grants to any Participant all Liens, rights and remedies of Lender under the provisions of this Agreement or any other documents relating hereto or under applicable laws.  Borrower agrees that any Participant may enforce such Liens and exercise such rights and remedies in the same manner as if such Participant were Lender and a direct creditor of Borrower.  Upon the request of any Participant, Borrower agrees to promptly execute and deliver to Participant an acknowledgment of the assignment, transfer or sale of participation interest, in form and substance satisfactory to Participant.

12.                               CHOICE OF LAW; JURISDICTION; WAIVER OF JURY TRIAL.  (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER RELATED INSTRUMENTS AND DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(b) Jurisdiction. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in any state or Federal court of competent jurisdiction in the State of New York, and each party submits to the jurisdiction of such court and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address designated pursuant hereto, or as otherwise provided under the laws of the State of New York.

(c)  WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT OR THE PROMISSORY NOTE.  BORROWER AUTHORIZES LENDER TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING SUCH CLAIM.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND THE PROMISSORY NOTE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

13.                               MISCELLANEOUS.  (a)  Entire Agreement.  The Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be amended or altered in any manner except by a document in writing executed by both parties.

(b)                                 Survival.  All representations, warranties, and covenants of Borrower contained herein or made pursuant hereto shall survive closing and continue throughout the term hereof and until the Obligations are satisfied in full.

(c)                                  Severability.  Any provision of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by Applicable Law, Borrower hereby waives any provision of law which renders any provision hereof or thereof prohibited or unenforceable in any respect.

(d)                                 Captions.  The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

(e)                                  Expenses.  Borrower agrees to pay or reimburse Lender for all costs and expenses (including the fees and expenses of all counsel, advisors, consultants and auditors retained in connection therewith), incurred in connection with:  (1) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder (including, without limitation, filing or recording fees and taxes); (2) collection, including deficiency collections; (3) any amendment, waiver or other modification or waiver of, or consent with respect to, any Loan Document or advice in connection with the administration of the Loan or the rights thereunder; (4) any litigation, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (5) any effort (i) to monitor the Loan, (ii) to evaluate, observe or assess Borrower or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

(f)                                   Counterparts.  This Agreement and all of the other Loan Documents may be executed in counterparts.  Photocopies, electronic or facsimile transmissions of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be duly executed  as of the day and year first above written.

PNC EQUIPMENT FINANCE, LLC		STELLARIS LLC
Lender		Borrower

By:	/s/Cheree F. Kurela	By:	/s/ Alfons Theeuwes
Name:	Cheree F. Kurela	Name:	Alfons Theeuwes
Title:	Vice President	Title:	CFO

995 Dalton Avenue		Address:	26000 Commercentre Dr.
Cincinnati, Ohio 45203			Lake Forest, CA 92630
Facsimile: 513-763-1637		Facsimile:

Form of Organization: Limited Liability Company
Jurisdiction of Organization: Nevada
Organizational No.: E0355482007-5
Federal Employer Identification No.: xx-xxxxxxx

Q3 CONTRACTING, INC.
Borrower

		By:	/s/Tom Henkels
		Name:	Tom Henkels
		Title:	CFO

		Address:	3066 Spruce St.
Little Canada, MN 55117
Facsimile:

Form of Organization: Corporation
Jurisdiction of Organization: Minnesota
Organizational No.: 7J-390
Federal Employer Identification No.: xx-xxxxxxx

SCHEDULE A

DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the Loan Documents) the following respective meanings:

“Adverse Environmental Condition” shall mean (i) the existence or the continuation of the existence of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), or exposure to any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Collateral, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Collateral, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Collateral.

“Affiliate” means, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five (5) percent or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person’s officers, directors, joint venturers and partners.  For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting Stock, by contract or otherwise.

“Agreement” means this Loan and Security Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as in effect at the time such reference becomes operative.

“Applicable Law” means any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any Governmental Authority.

“Borrower” means the Person identified as such in the preamble of this Agreement.

“BSA” has the meaning assigned to it in Section 6(l) of this Agreement.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Closing Date” means the date on which a Promissory Note is executed and delivered to Lender pursuant to this Agreement.

“Collateral” has the meaning assigned to it in Section 3 of this Agreement.

“Collateral Schedule” has the meaning assigned to it in Section 3 of this Agreement.

“Default” has the meaning assigned to it in Section 7 of this Agreement.

“Default Rate” has the meaning assigned to it in Section 2(e) of this Agreement.

“Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse affects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

“Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Collateral, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property which is not in compliance with applicable Environmental Laws.

“Environmental Law” shall mean any present or future federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C. §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

“Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Collateral arising out of or related to any Adverse Environmental Condition.

“Equipment” has the meaning assigned to it in Section 3 of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC, or, solely for the purposes of Section 302 of ERISA and Section 412 of the IRC, is treated as a single employer under Section 414 of the IRC.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the IRC or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(b) of the IRC or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any ERISA Affiliate of any liability with respect to any withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event” has the meaning assigned to it in Section 7(j) of this Agreement.

“Event of Loss” has the meaning assigned to it in Section 6(e) of this Agreement.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” has the meaning assigned to it in Section 4(a)(3) of this Agreement.

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“Guaranty” has the meaning assigned to in Section 4(a)(3) of this Agreement.

“Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

“Interest Period” has the meaning assigned to it in the Promissory Note.

“IRC” means the Internal Revenue Code of 1986, as now or hereafter amended.

“Lender” has the meaning assigned to it in the preamble of this Agreement and, if at any time Lender shall decide to assign, participate or syndicate all or any of the Obligations, such term shall include each such assignee, Participant or such other members of the syndicate; together with its or their successors and assigns.

“Lien” means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, Lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

“Loan” means the loan in the amount of the aggregate principal amount of all advances and evidenced by the Promissory Note, and made to Borrower under the terms of this Agreement, and any renewals, extensions, revisions, modifications or replacements therefor or thereof.

“Loan Documents” means this Agreement, the Promissory Note, the Collateral Schedule, [the Guaranty], and the other documents and instruments executed pursuant hereto, the financial statements, and all other documents, instruments, certificates and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

“Loan Rate” has the meaning assigned to it in Section 2(d) of this Agreement.

“Material Adverse Effect” means:  a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or the industry within which Borrower operates, (b) Borrower’s ability to pay or perform the Obligations under the Loan Documents in accordance with the terms thereof, (c) the Collateral or the Lien of Lender on the Collateral or the priority of any such Lien, or (d) Lender’s rights and remedies under this Agreement and the other Loan Documents.

“Maximum Amount” means $15,600,000.00.

“Minimum Actionable Amount” means $50,000.

“Multiemployer Plan” means a “multiemployer plan,” as defined in Section 4001(a) (3) of ERISA, to which Borrower or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

“Obligations” means all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower and Lender, and all covenants and duties regarding such amounts.  This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loan and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, charges, expenses, attorneys’ fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loan.

3

“OFAC” has the meaning assigned to it in Section 6(l) of this Agreement.

“Participant” has the meaning assigned to it in Section 11 of this Agreement.

“Payment Date” has the meaning assigned to it in the Promissory Note.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Liens” has the meaning assigned to it in Section 6(c) of this Agreement.

“Person” means any individual, sole proprietorship, entity, limited liability entity, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person’s successors and assigns.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, could under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Premises” has the meaning assigned to it in Section 6(f) of this Agreement.

“Prepayment Fee” means an amount equal to the principal amount outstanding of the Loan to be prepaid on the date of prepayment, multiplied by: 3% if prepayment shall occur (voluntarily by Borrower, upon a Default or otherwise) after the Closing Date and on or before the first anniversary of the Closing Date; 2% if prepayment shall occur (voluntarily by Borrower, upon a Default or otherwise) after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date; 1% if prepayment shall occur (voluntarily by Borrower, upon a Default or otherwise) after the second anniversary of the Closing Date and on or before the third anniversary of the Closing Date; and 0% if prepayment shall occur (voluntarily by Borrower, upon a Default or otherwise) after the third anniversary of the Closing Date.  Borrower acknowledges and agrees that (i) it could be difficult or impractical to calculate Lender’s actual damages from prepayment for any reason pursuant to Sections 2 or 8 of this Agreement, (ii) the Prepayment Fee is intended to be a fair and reasonable approximation of such damages, and (iii) the Prepayment Fee is not intended to be a penalty.

“Prime Rate” has the meaning assigned to it in the Promissory Note.

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, shall include:  (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority); (iii) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; and (iv) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

“Promissory Note” has the meaning assigned to it in Section 1(b) of this Agreement.

“SEC” has the meaning assigned to it in Section 6(j) of this Agreement.

“Stated Maturity Date” has the meaning assigned to it in the Promissory Note.

“Stock” means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

4

“Taxes” means taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

“Title Lien Notation Documents” has the meaning assigned to it in Section 4(b)(1) of this Agreement.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to the Lien of Lender on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“UCC Statements” has the meaning assigned to it in Section 3 of this Agreement.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing.  That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing.  All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the UCC.  The words “herein,” “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary:  (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural; (b) the term “or” is not exclusive; (c) the term “including” (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (e) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

5

PNC EQUIPMENT FINANCE, LLC

COLLATERAL SCHEDULE NO. 177362000

THIS COLLATERAL SCHEDULE NO. 177362000 is executed pursuant to and made a part of that certain Loan and Security Agreement dated as of September 20, 2013 (the “Agreement”), between PNC Equipment Finance, LLC, as Lender, and STELLARIS LLC and Q3 CONTRACTING, INC. (hereinafter individually and collectively, as Borrower, and describes collateral in which Borrower has granted Lender a security interest in connection with the Obligations (as defined in the Agreement) including without limitation that certain Promissory Note No. 177362000 dated September 20, 2013 in the original principal amount of $15,573,402.04.

DESCRIPTION			LOCATION
F350 4x2 Reg Cab Fitting	$45,349.14	1FDRF3G68DEA20261	2351 East County Line	Des Moines,	IA	50320
F350 4x2 Reg Cab Fitting	$42,063.11	1FDRF3G61DEA20263	1613 Read Street	Omaha	NE	68112
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GYXDEA81117	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY1DEA81118	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY3DEA81119	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GYXDEA81120	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY1DEA81121	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$48,382.75	1FDUF5GY3DEA81122	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$48,382.75	1FDUF5GY5DEA81123	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY9DEA87121	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY0DEA87122	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY2DEA87123	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$44,671.15	1FDUF5GY4DEA87124	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Ext Cab Service Body	$31,538.71	1FD8X3E60DEA87139	3066 Spruce Street	Little Canada	MN	55117
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY6DEA87125	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY8DEA87126	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,683.45	1FDUF5GYXDEA87127	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY1DEA87128	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY3DEA87129	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY7DEA99784	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 S.Cab W/Open Body-56”	$42,421.82	1FT7X3A67DEA54662	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,965.04	1FT8X3A68CED16451	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$42,448.11	1FT8X3A63CEC23644	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,992.33	1FT8X3A65CEC64955	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,422.36	1FT8X3A66CEC85152	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,710.58	1FT8X3A6XCEA90915	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$43,826.00	1FDRF3G63DEA18398	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-60”	$42,553.77	1FD7X3E63CED13135	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G67DEB10159	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G63DEB10160	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G65DEB10161	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G67DEB10162	5300 Colorado Blvd	Commerce	CO	80022

				City
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G69DEB10163	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G60DEB10164	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G62DEB10165	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G64DEB10166	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G66DEB10167	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G68DEB10168	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G6XDEB10169	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G66DEB10170	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G68DEB10171	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$42,788.61	1FDRF3G6XDEB10172	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G65DEB20401	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G63DEB20395	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G65DEB20396	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$42,992.32	1FT8X3A62DEB23536	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$43,142.32	1FT8X3A64DEB23537	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$42,554.75	1FT8X3A6XDEB34266	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G61DEB20394	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G63DEB20400	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G69DEB20403	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G60DEB20404	2351 East County Line	Des Moines	IA	50320
L8501 S/A F/B Drill Trk-450011	$28,601.27	2FZAAVDC67AZ14175	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A Contractor Dump	$98,824.40	2NKHHM6X8EM385842	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A Contractor Dump	$98,824.40	2NKHHM6XXEM385843	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X1EM392728	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X3EM392729	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6XXEM392730	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X1EM392731	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$94,905.35	2NKHHM6X3EM392732	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$91,680.80	2NKHHM6X2EM392733	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$95,009.00	2NKHHM6X7EM392734	633 Cecelia Drive	Pewaukee	WI	53072
T270 Reg Cab 16’ F/B Barricade	$95,009.00	2NKHHM6X9EM392735	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A Contractor Dump	$94,082.57	2NKHHM6X0EM392736	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A Reg Cab 18’ Saw Truck	$95,113.85	2NKHHM6X4EM392738	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A W/Serv Body-Concrete	$110,655.75	2NKHHM6X6EM392739	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A W/Serv Body-Concrete	$110,530.75	2NKHHM6X2EM392740	1613 Read Street	Omaha	NE	68112
T270 S/A W/Serv Body-Concrete	$110,030.75	2NKHHM6X4EM392741	3066 Spruce Street	Little Canada	MN	55117
T270 S/A W/Serv Body-Concrete	$110,655.75	2NKHHM6X6EM392742	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6XXEM392744	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X1EM392745	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X3EM392746	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X5EM392747	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X7EM392748	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X9EM392749	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X5EM392750	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X9EM394288	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X3EM394285	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X5EM394286	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,728.20	2NKHHN7X0DM340249	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$110,224.22	2NKHHN7X1DM340213	5300 Colorado Blvd	Commerce	CO	80022

				City
T370 S/A Contractor Dump	$108,342.64	2NKHHN7X9DM341237	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$108,342.64	2NKHHN7X0DM341238	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$103,805.05	2NKHHM7XXDM352614	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$107,282.68	2NKHHN7X4DM352629	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,864.58	2NKHHM7X6DM365506	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$98,951.60	2NKHHM7X0EM392783	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X2EM392784	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X4EM392785	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$93,855.72	2NKHHM7X6EM392786	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$94,230.72	2NKHHM7X8EM392787	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$100,401.60	2NKHHM7XXEM392788	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X1EM392789	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$95,325.38	2NKHHM7X8EM392790	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$93,855.72	2NKHHM7XXEM392791	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$94,480.72	2NKHHM7X1EM392792	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X3EM392793	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X5EM392794	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X7EM392795	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$94,700.38	2NKHHM7X9EM392796	3066 Spruce Street	Little Canada	MN	55117
T370 S/A F/B Drill Trk-450	$103,191.23	2NKHHN7X9DM339990	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450	$103,191.23	2NKHHN7X0DM339991	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450047	$97,370.15	2NKHHN7X2DM339992	3066 Spruce Street	Little Canada	MN	55117
T370 S/A F/B Drill Trk-450048	$103,191.23	2NKHHN7X4DM339993	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450049	$102,206.53	2NKHHN7X6DM339994	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450050	$102,206.53	2NKHHN7X8DM339995	5300 Colorado Blvd	Commerce City	CO	80022
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS98AZ86294	2351 East County Line	Des Moines,	IA	50320
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS08AZ86295	2351 East County Line	Des Moines	IA	50320
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS48AZ86297	3066 Spruce Street	Little Canada,	MN	55117
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X8EM394281	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7XXEM394282	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X1EM394283	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X3EM394284	5300 Colorado Blvd	Commerce City	CO	80022
Peterbilt 357 T/A DUMP	$28,581.93	1NPALU9X97N678383	633 Cecelia Drive	Pewaukee	WI	53072
Kenworth T800 Tri/A Dump	$185,093.24	1NKDXPEX1EJ394068	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX3EJ394069	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEXXEJ394070	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$185,230.17	1NKDXPEX1EJ394071	2351 East County Line	Des Moines	IA	50320
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX3EJ394072	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX5EJ394073	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$193,616.21	1NKDXPEX7EJ394074	5300 Colorado Blvd	Commerce City	CO	80022
Kenworth T800 Tri/A Dump	$193,620.71	1NKDXPEX9EJ394075	5300 Colorado Blvd	Commerce City	CO	80022
Kenworth T800 Tri/A Dump	$185,092.55	1NKDXPEX0EJ394076	4445 Stickney Avenue	Toledo	OH	43612
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX2EJ394077	1613 Read Street	Omaha	NE	68112
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX4EJ394078	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX6EJ394079	633 Cecelia Drive	Pewaukee	WI	53072
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV26AV32759	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$83,721.86	2FWJA3CV17AY22055	5300 Colorado Blvd	Commerce City	CO	80022

AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV37AY19299	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV37AY22056	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV57AY24925	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$64,688.14	2FWJA3CG87AY40621	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2220DL161262	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2222DL161263	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2224DL161264	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2226DL161265	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2228DL161266	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2229DL161275	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2220DL161276	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2222DL161277	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2224DL161278	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2226DL161279	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2222DL161280	1613 Read Street	Omaha	NE	68112
T-20DD T/A Equipment Trlr-AR	$21,199.42	4KNFT2224DL161281	2351 East County Line	Des Moines	IA	50320
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2226DL161282	633 Cecelia Drive	Pewaukee	WI	53072
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2228DL161283	633 Cecelia Drive	Pewaukee	WI	53072
T-20DD T/A Equipment Trlr-AR	$21,484.42	4KNFT222XDL161284	4445 Stickney Avenue	Toledo	OH	43612
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2325DL161272	3066 Spruce Street	Little Canada,	MN	55117
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2327DL161273	3066 Spruce Street	Little Canada,	MN	55117
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2329DL161274	2351 East County Line	Des Moines	IA	50320
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2323DL161271	3066 Spruce Street	Little Canada,	MN	55117
Lane LCV 0406 Line Tam	$35,744.57	1L9LC3023DG321027	3066 Spruce Street	Little Canada,	MN	55117
T-20DD T/A Equipment Trlr-AR	$22,428.98	4KNFT2222DL161389	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,428.98	4KNFT2222DL161390	5300 Colorado Blvd	Commerce City	CO	80022
T-40 T/A Equipment Trailer	$21,871.77	4KNFT2324DL161151	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXJDE243725	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXVDE243727	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE243746	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243752	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243886	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXVDE243890	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXEDE243894	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243900	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXJDE243904	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXADE243907	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXHDE243909	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE243911	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,548.14	1T0310KXCDE243914	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXKDE243917	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,548.14	1T0310KXLDE243892	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE244268	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXADE244278	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE244282	3066 Spruce Street	Little Canada	MN	55117
CAT 259B3 Multi-Terrain Loader	$48,584.69	YYZ04366	2351 East County Line	Des Moines	IA	50320
CAT 259B3 Multi-Terrain Loader	$48,584.69	YYZ04367	2351 East County Line	Des Moines	IA	50320
CAT 259B3 Multi-Terrain Loader	$49,100.33	YYZ04371	3066 Spruce Street	Little Canada	MN	55117
CAT 279C Multi-Terrain Loader	$65,010.64	KWB00771	2067 County Road 61	Carlton	MN	55718
CAT 279C Multi-Terrain Loader	$65,010.64	KWB00772	2067 County Road 61	Carlton	MN	55718
CAT 279C2HF Multi-Terrain Loader	$65,010.64	KWB00637	2067 County Road 61	Carlton	MN	55718

CAT 236B3	$35,966.08	A9H03550	5300 Colorado Blvd	Commerce City	CO	80022
CAT 236B3	$35,966.08	A9H03551	5300 Colorado Blvd	Commerce City	CO	80022
CAT 236B3	$35,592.79	0A9H03568	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03569	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03570	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03571	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03572	3066 Spruce Street	Little Canada	MN	55117
CAT 303.5E CR Mini-X	$40,204.05	0RKY01491	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01494	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01501	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01502	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EPRKY01479	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EPRKY01482	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EARKY01490	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EJRKY01498	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01567	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035ECRKY01633	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01634	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035ECRKY01650	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01651	5300 Colorado Blvd	Commerce City	CO	80022
Vermeer RTX1250 Trench	$116,628.21	1V2R6110R2D1001405	110 Turner Parkway	Camdenton	MO	65020
Vermeer D24x40II Series	$233,943.56	1VRZ1903XD1002244	3066 Spruce Street	Little Canada,	MN	55117
Vermeer 36x50 Series 2	$357,947.83	1VR4230D6D1002108	2351 East County Line	Des Moines, IA	IA	50320
Vermeer D24x40II Series 2	$218,739.61	1VRZ19031D1002293	3066 Spruce Street	Little Canada	MN	55117
Vermeer D24x40II Series 2	$259,521.92	1VRZ19032D1002335	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140201/4S9BU1427DL228215	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140202/4S9BU1425DL228214	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV500DHO (110416)	$39,725.00	3152201	3066 Spruce Street	Little Canada,	MN	55117
Pacific Tek PV500DHO(110417)	$42,590.00	3152202	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V500LEHD (110418)	$43,029.38	S5H032013551	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V500LEHD (110419)	$43,029.38	S5H032013552	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140203/4S9BU1429DL228216	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140204/4S9BU1429DL228217	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$54,077.63	V8H072712979	3066 Spruce Street	Little Canada	MN	55117
McLaughlin V800LEHD	$56,072.00	V8H040513580	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$56,008.50	V8H040813585	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$56,008.50	V8H040813586	5300 Colorado Blvd	Commerce City	CO	80022
Baker Frac Tank w/Wacker	$24,483.35	F277 / 20137613	5300 Colorado Blvd	Commerce City	CO	80022

Date: September 20, 2013

PNC EQUIPMENT FINANCE, LLC		STELLARIS LLC
Lender		Borrower

By:	/s/Cheree F. Kurela	By:	/s/Alfons Theeuwes
Name:	Cheree F. Kurela	Name:	Alfons Theeuwes
Title:	Vice President	Title:	CFO

Q3 CONTRACTING, INC.
Borrower

		By:	/s/Tom Henkels
		Name:	Tom Henkels
		Title:	CFO

PNC EQUIPMENT FINANCE, LLC

PROMISSORY NOTE NO. 177362000

$15,573,402.04	September 20, 2013

For value received, the receipt and sufficiency of which are hereby acknowledged, STELLARIS LLC and Q3 CONTRACTING, INC. (together with its successors and assigns, hereinafter individually and collectively, “Borrower”), hereby promises to pay to the order of PNC EQUIPMENT FINANCE, LLC (together with its successors and assigns, “Lender”), FIFTEEN MILLION FIVE HUNDRED SEVENTY THREE THOUSAND FOUR HUNDRED TWO AND 4/100 DOLLARS ($15,573,402.04), or, if less, the aggregate unpaid principal amount of the advances then having been made under the Agreement (as hereinafter defined), together with interest on the unpaid balance of such amount from the date of this Promissory Note at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate.  Interest shall be computed on the basis of a 30 day month/360 day year.

This Promissory Note is one of the Promissory Notes issued under the Loan and Security Agreement dated as of September 20, 2013, between Borrower and Lender (said agreement, as the same shall be amended, restated or supplemented from time to time, being herein called the “Agreement”), to which reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby.  Capitalized terms not defined in this Promissory Note shall have the respective meanings assigned to them in the Agreement.  This Promissory Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Principal and interest due hereunder shall be payable as follows:

(a)  Sixty (60) consecutive monthly installments of principal and interest, each in the amount of $274,878.71; payable, in arrears on the 20th day of each calendar month during the term hereof, commencing October 20, 2013 (each a “Payment Date”).

(b)  If any payment due hereunder is not received within ten (10) days of its due date, Borrower shall pay a late charge equal to five (5%) percent of the amount in arrears.

“Loan Rate” shall mean two point twenty eight (2.28%) percent per annum.

All payments shall be made to such account or address as Lender shall specify from time to time in writing. Unless payable earlier as provided in the Agreement, the outstanding principal and interest under this Promissory Note shall be immediately due and payable on September 20, 2018 (the “Stated Maturity Date”).  This Promissory Note may not be prepaid except as and to the extent provided in the Agreement.

To the fullest extent permitted by Applicable Law, Borrower waives:  (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, this Promissory Note or the other Loan Documents; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Promissory Note is executed as part of a commercial transaction and that the proceeds of this Promissory Note will not be used for any personal or consumer purpose.

In the event of the declaration by Lender of a Default under the Agreement, then this Promissory Note shall be in default and the balance of the principal sum then due hereunder, together with all accrued interest thereon, immediately shall become due and payable without further notice, such further notice being expressly waived, and Borrower shall be liable to the holder hereof for reasonable attorneys’ fees and costs of suit.

The remedies of Lender as provided herein and in the Agreement shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

It is the intention of the parties hereto to comply with the applicable usury laws.  Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Promissory Note or the Agreement, in no event shall this Promissory Note or the Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law.  If any such excess interest is contracted for, charged or received under this Promissory Note or the Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Promissory Note or the Agreement on the principal balance shall exceed the maximum amount of interest permitted by Applicable Law, then in such event:  (a) the provisions of this paragraph shall govern and control, (b) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (c) any such excess which may have been collected shall either be applied as a credit against the then unpaid principal balance or refunded to Borrower, at the option of Lender, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof.  It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Promissory Note or the Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by Lender in connection with such Obligations; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lender to receive a greater interest per annum rate than is presently allowed by law, Borrower agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Loan Rate (or, if applicable, the Default Rate) [or the Adjusted Rate] provided for herein).

BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS PROMISSORY NOTE.  BORROWER AUTHORIZES LENDER TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING SUCH CLAIM.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS PROMISSORY NOTE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

BORROWER AGREES THAT THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.  Venue for any action hereunder or related hereto shall be in any state or Federal court of competent jurisdiction in the State of New York, and Borrower submits to the jurisdiction of such courts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, this Promissory Note has been duly executed as of the date first written above.

STELLARIS LLC

By:	/s/Alfons Theeuwes
Name:	Alfons Theeuwes
Title:	CFO

Q3 CONTRACTING, INC.

By:	/s/Tom Henkels
Name:	Tom Henkels
Title:	CFO

3

PNC EQUIPMENT FINANCE, LLC

COLLATERAL SCHEDULE NO. 177362000

THIS COLLATERAL SCHEDULE NO. 177362000 is executed pursuant to and made a part of that certain Loan and Security Agreement dated as of September 20, 2013 (the “Agreement”), between PNC Equipment Finance, LLC, as Lender, and STELLARIS LLC and Q3 CONTRACTING, INC. (hereinafter individually and collectively, as Borrower), and describes collateral in which Borrower has granted Lender a security interest in connection with the Obligations (as defined in the Agreement) including without limitation that certain Promissory Note No. 177362000 dated September 20, 2013 in the original principal amount of $15,573,402.04

DESCRIPTION			LOCATION
	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
F350 4x2 Reg Cab Fitting	$45,349.14	1FDRF3G68DEA20261	2351 East County Line	Des Moines,	IA	50320
F350 4x2 Reg Cab Fitting	$42,063.11	1FDRF3G61DEA20263	1613 Read Street	Omaha	NE	68112
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GYXDEA81117	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY1DEA81118	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY3DEA81119	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GYXDEA81120	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY1DEA81121	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$48,382.75	1FDUF5GY3DEA81122	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$48,382.75	1FDUF5GY5DEA81123	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY9DEA87121	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY0DEA87122	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$47,092.75	1FDUF5GY2DEA87123	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 RegCb Contractor Dump	$44,671.15	1FDUF5GY4DEA87124	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Ext Cab Service Body	$31,538.71	1FD8X3E60DEA87139	3066 Spruce Street	Little Canada	MN	55117
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY6DEA87125	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY8DEA87126	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,683.45	1FDUF5GYXDEA87127	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY1DEA87128	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY3DEA87129	5300 Colorado Blvd	Commerce City	CO	80022
F550 4x2 Reg Cab 11’ F/B	$44,608.45	1FDUF5GY7DEA99784	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 S.Cab W/Open Body-56”	$42,421.82	1FT7X3A67DEA54662	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,965.04	1FT8X3A68CED16451	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$42,448.11	1FT8X3A63CEC23644	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,992.33	1FT8X3A65CEC64955	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,422.36	1FT8X3A66CEC85152	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-56”	$41,710.58	1FT8X3A6XCEA90915	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$43,826.00	1FDRF3G63DEA18398	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 S.Cab W/Open Body-60”	$42,553.77	1FD7X3E63CED13135	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G67DEB10159	3066 Spruce Street	Little Canada	MN	55117

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G63DEB10160	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G65DEB10161	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G67DEB10162	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G69DEB10163	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G60DEB10164	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G62DEB10165	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G64DEB10166	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G66DEB10167	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G68DEB10168	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G6XDEB10169	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G66DEB10170	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G68DEB10171	5300 Colorado Blvd	Commerce City	CO	80022
F350 4x2 Reg Cab Fitting Body	$42,788.61	1FDRF3G6XDEB10172	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G65DEB20401	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G63DEB20395	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G65DEB20396	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$42,992.32	1FT8X3A62DEB23536	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$43,142.32	1FT8X3A64DEB23537	2351 East County Line	Des Moines	IA	50320
F350 4x2 S.Cab W/Open Body-56”	$42,554.75	1FT8X3A6XDEB34266	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G61DEB20394	2351 East County Line	Des Moines	IA	50320
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G63DEB20400	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,188.61	1FDRF3G69DEB20403	3066 Spruce Street	Little Canada	MN	55117
F350 4x2 Reg Cab Fitting Body	$41,538.61	1FDRF3G60DEB20404	2351 East County Line	Des Moines	IA	50320
L8501 S/A F/B Drill Trk-450011	$28,601.27	2FZAAVDC67AZ14175	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A Contractor Dump	$98,824.40	2NKHHM6X8EM385842	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A Contractor Dump	$98,824.40	2NKHHM6XXEM385843	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X1EM392728	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X3EM392729	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6XXEM392730	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X1EM392731	5300 Colorado Blvd	Commerce City	CO	80022

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
T270 Reg Cab 16’ F/B Barricade	$94,905.35	2NKHHM6X3EM392732	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$91,680.80	2NKHHM6X2EM392733	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$95,009.00	2NKHHM6X7EM392734	633 Cecelia Drive	Pewaukee	WI	53072
T270 Reg Cab 16’ F/B Barricade	$95,009.00	2NKHHM6X9EM392735	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A Contractor Dump	$94,082.57	2NKHHM6X0EM392736	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A Reg Cab 18’ Saw Truck	$95,113.85	2NKHHM6X4EM392738	5300 Colorado Blvd	Commerce City	CO	80022
T270 S/A W/Serv Body-Concrete	$110,655.75	2NKHHM6X6EM392739	633 Cecelia Drive	Pewaukee	WI	53072
T270 S/A W/Serv Body-Concrete	$110,530.75	2NKHHM6X2EM392740	1613 Read Street	Omaha	NE	68112
T270 S/A W/Serv Body-Concrete	$110,030.75	2NKHHM6X4EM392741	3066 Spruce Street	Little Canada	MN	55117
T270 S/A W/Serv Body-Concrete	$110,655.75	2NKHHM6X6EM392742	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6XXEM392744	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X1EM392745	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X3EM392746	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X5EM392747	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X7EM392748	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,316.67	2NKHHM6X9EM392749	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X5EM392750	3066 Spruce Street	Little Canada	MN	55117
T270 S/A Reg Cab W/Service Bdy	$99,337.25	2NKHHM6X9EM394288	3066 Spruce Street	Little Canada	MN	55117
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X3EM394285	5300 Colorado Blvd	Commerce City	CO	80022
T270 Reg Cab 16’ F/B Barricade	$102,166.75	2NKHHM6X5EM394286	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,728.20	2NKHHN7X0DM340249	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$110,224.22	2NKHHN7X1DM340213	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$108,342.64	2NKHHN7X9DM341237	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$108,342.64	2NKHHN7X0DM341238	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$103,805.05	2NKHHM7XXDM352614	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$107,282.68	2NKHHN7X4DM352629	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,864.58	2NKHHM7X6DM365506	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$98,951.60	2NKHHM7X0EM392783	5300 Colorado Blvd	Commerce City	CO	80022

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X2EM392784	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X4EM392785	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$93,855.72	2NKHHM7X6EM392786	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$94,230.72	2NKHHM7X8EM392787	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$100,401.60	2NKHHM7XXEM392788	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X1EM392789	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$95,325.38	2NKHHM7X8EM392790	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$93,855.72	2NKHHM7XXEM392791	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$94,480.72	2NKHHM7X1EM392792	3066 Spruce Street	Little Canada	MN	55117
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X3EM392793	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X5EM392794	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$100,401.60	2NKHHM7X7EM392795	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$94,700.38	2NKHHM7X9EM392796	3066 Spruce Street	Little Canada	MN	55117
T370 S/A F/B Drill Trk-450	$103,191.23	2NKHHN7X9DM339990	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450	$103,191.23	2NKHHN7X0DM339991	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450047	$97,370.15	2NKHHN7X2DM339992	3066 Spruce Street	Little Canada	MN	55117
T370 S/A F/B Drill Trk-450048	$103,191.23	2NKHHN7X4DM339993	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450049	$102,206.53	2NKHHN7X6DM339994	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A F/B Drill Trk-450050	$102,206.53	2NKHHN7X8DM339995	5300 Colorado Blvd	Commerce City	CO	80022
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS98AZ86294	2351 East County Line	Des Moines,	IA	50320
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS08AZ86295	2351 East County Line	Des Moines	IA	50320
Acterra S/A Contractor Dump	$77,104.55	2FZACGBS48AZ86297	3066 Spruce Street	Little Canada,	MN	55117
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X8EM394281	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7XXEM394282	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X1EM394283	5300 Colorado Blvd	Commerce City	CO	80022
T370 S/A Contractor Dump	$99,715.75	2NKHHM7X3EM394284	5300 Colorado Blvd	Commerce City	CO	80022
Peterbilt 357 T/A DUMP	$28,581.93	1NPALU9X97N678383	633 Cecelia Drive	Pewaukee	WI	53072
Kenworth T800 Tri/A Dump	$185,093.24	1NKDXPEX1EJ394068	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX3EJ394069	3066 Spruce Street	Little Canada	MN	55117

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEXXEJ394070	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$185,230.17	1NKDXPEX1EJ394071	2351 East County Line	Des Moines	IA	50320
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX3EJ394072	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX5EJ394073	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$193,616.21	1NKDXPEX7EJ394074	5300 Colorado Blvd	Commerce City	CO	80022
Kenworth T800 Tri/A Dump	$193,620.71	1NKDXPEX9EJ394075	5300 Colorado Blvd	Commerce City	CO	80022
Kenworth T800 Tri/A Dump	$185,092.55	1NKDXPEX0EJ394076	4445 Stickney Avenue	Toledo	OH	43612
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX2EJ394077	1613 Read Street	Omaha	NE	68112
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX4EJ394078	3066 Spruce Street	Little Canada	MN	55117
Kenworth T800 Tri/A Dump	$184,730.17	1NKDXPEX6EJ394079	633 Cecelia Drive	Pewaukee	WI	53072
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV26AV32759	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$83,721.86	2FWJA3CV17AY22055	5300 Colorado Blvd	Commerce City	CO	80022
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV37AY19299	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV37AY22056	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$80,999.06	2FWJA3CV57AY24925	3066 Spruce Street	Little Canada	MN	55117
AT9500 T/A F/B DRILL TRUCK	$64,688.14	2FWJA3CG87AY40621	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2220DL161262	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2222DL161263	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2224DL161264	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2226DL161265	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,488.98	4KNFT2228DL161266	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2229DL161275	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2220DL161276	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2222DL161277	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2224DL161278	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$20,894.42	4KNFT2226DL161279	3066 Spruce Street	Little Canada	MN	55117
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2222DL161280	1613 Read Street	Omaha	NE	68112
T-20DD T/A Equipment Trlr-AR	$21,199.42	4KNFT2224DL161281	2351 East County Line	Des Moines	IA	50320
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2226DL161282	633 Cecelia Drive	Pewaukee	WI	53072

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
T-20DD T/A Equipment Trlr-AR	$21,352.42	4KNFT2228DL161283	633 Cecelia Drive	Pewaukee	WI	53072
T-20DD T/A Equipment Trlr-AR	$21,484.42	4KNFT222XDL161284	4445 Stickney Avenue	Toledo	OH	43612
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2325DL161272	3066 Spruce Street	Little Canada,	MN	55117
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2327DL161273	3066 Spruce Street	Little Canada,	MN	55117
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2329DL161274	2351 East County Line	Des Moines	IA	50320
T-40 T/A Equipment Trailer	$22,794.75	4KNFT2323DL161271	3066 Spruce Street	Little Canada,	MN	55117
Lane LCV 0406 Line Tam	$35,744.57	1L9LC3023DG321027	3066 Spruce Street	Little Canada,	MN	55117
T-20DD T/A Equipment Trlr-AR	$22,428.98	4KNFT2222DL161389	5300 Colorado Blvd	Commerce City	CO	80022
T-20DD T/A Equipment Trlr-AR	$22,428.98	4KNFT2222DL161390	5300 Colorado Blvd	Commerce City	CO	80022
T-40 T/A Equipment Trailer	$21,871.77	4KNFT2324DL161151	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXJDE243725	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXVDE243727	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE243746	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243752	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243886	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXVDE243890	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXEDE243894	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE243900	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXJDE243904	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXADE243907	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXHDE243909	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE243911	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,548.14	1T0310KXCDE243914	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXKDE243917	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,548.14	1T0310KXLDE243892	5300 Colorado Blvd	Commerce City	CO	80022
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXCDE244268	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXADE244278	3066 Spruce Street	Little Canada	MN	55117
John Deere 310K 2WD ROPS	$65,319.47	1T0310KXLDE244282	3066 Spruce Street	Little Canada	MN	55117
CAT 259B3 Multi-Terrain Loader	$48,584.69	YYZ04366	2351 East County Line	Des Moines	IA	50320

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
CAT 259B3 Multi-Terrain Loader	$48,584.69	YYZ04367	2351 East County Line	Des Moines	IA	50320
CAT 259B3 Multi-Terrain Loader	$49,100.33	YYZ04371	3066 Spruce Street	Little Canada	MN	55117
CAT 279C Multi-Terrain Loader	$65,010.64	KWB00771	2067 County Road 61	Carlton	MN	55718
CAT 279C Multi-Terrain Loader	$65,010.64	KWB00772	2067 County Road 61	Carlton	MN	55718
CAT 279C2HF Multi-Terrain Loader	$65,010.64	KWB00637	2067 County Road 61	Carlton	MN	55718
CAT 236B3	$35,966.08	A9H03550	5300 Colorado Blvd	Commerce City	CO	80022
CAT 236B3	$35,966.08	A9H03551	5300 Colorado Blvd	Commerce City	CO	80022
CAT 236B3	$35,592.79	0A9H03568	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03569	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03570	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03571	3066 Spruce Street	Little Canada	MN	55117
CAT 236B3	$35,592.79	0A9H03572	3066 Spruce Street	Little Canada	MN	55117
CAT 303.5E CR Mini-X	$40,204.05	0RKY01491	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01494	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01501	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	0RKY01502	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EPRKY01479	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EPRKY01482	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EARKY01490	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EJRKY01498	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01567	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035ECRKY01633	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01634	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035ECRKY01650	5300 Colorado Blvd	Commerce City	CO	80022
CAT 303.5E CR Mini-X	$40,204.05	CAT3035EVRKY01651	5300 Colorado Blvd	Commerce City	CO	80022
Vermeer RTX1250 Trench	$116,628.21	1V2R6110R2D1001405	110 Turner Parkway	Camdenton	MO	65020
Vermeer D24x40II Series	$233,943.56	1VRZ1903XD1002244	3066 Spruce Street	Little Canada,	MN	55117
Vermeer 36x50 Series 2	$357,947.83	1VR4230D6D1002108	2351 East County Line	Des Moines, IA	IA	50320
Vermeer D24x40II Series 2	$218,739.61	1VRZ19031D1002293	3066 Spruce Street	Little Canada	MN	55117
Vermeer D24x40II Series 2	$259,521.92	1VRZ19032D1002335	5300 Colorado Blvd	Commerce City	CO	80022

	COST	SERIAL #	STREET ADDRESS	CITY	STATE	ZIP CODE
Pacific Tek PV800DHO	$49,688.75	3140201/4S9BU1427DL228215	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140202/4S9BU1425DL228214	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV500DHO (110416)	$39,725.00	3152201	3066 Spruce Street	Little Canada,	MN	55117
Pacific Tek PV500DHO(110417)	$42,590.00	3152202	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V500LEHD (110418)	$43,029.38	S5H032013551	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V500LEHD (110419)	$43,029.38	S5H032013552	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140203/4S9BU1429DL228216	5300 Colorado Blvd	Commerce City	CO	80022
Pacific Tek PV800DHO	$49,688.75	3140204/4S9BU1429DL228217	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$54,077.63	V8H072712979	3066 Spruce Street	Little Canada	MN	55117
McLaughlin V800LEHD	$56,072.00	V8H040513580	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$56,008.50	V8H040813585	5300 Colorado Blvd	Commerce City	CO	80022
McLaughlin V800LEHD	$56,008.50	V8H040813586	5300 Colorado Blvd	Commerce City	CO	80022
Baker Frac Tank w/Wacker	$24,483.35	F277 / 20137613	5300 Colorado Blvd	Commerce City	CO	80022